Exhibit 99.2

FISCAL Q312 RESULTS October 29, 2012 1

Forward-Looking Statements 2 Forward-looking statements in this presentation regarding our earnings per share and restaurant sales, new restaurant growth, future economic performance, certain statements including, but not limited to, those under the headings “2012 Outlook – Financials,” and “Foundation for Growth” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “believe,” “anticipate,” “assumes”, “growth” or “continue,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s marketing strategies, loyalty program and guest count initiatives; the ability to continue the strategies and achieve anticipated revenue and cost savings from our new technology systems and other initiatives; the uncertain general economic conditions; competition in the casual dining market and discounting by competitors; changes in commodity prices; the cost and availability of key food products, labor and energy; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the ability to fulfill planned expansion, including in both new and existing markets; federal, state and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the accompanying supplemental information posted to the investor relations section of our website at www.redrobin.com.

Q312 Highlights Total revenues increased 3.4% and comp sales up 1.1% 0.8% comp traffic growth from marketing and menu initiatives Restaurant-level operating profit margin increased 90 bps to 19.7% EPS $0.24 compared to 2011 EPS of $0.14 on GAAP basis, $0.24 adjusted 3

Q312 Highlights, cont’d. Opened four Red Robin® restaurants and two Red Robin’s Burger Works® Continued discipline managing operating costs On track to open “brand transformation” test restaurants in Q4 4

Enhancing Guest Experience Brand Transformation Support for innovation and culinary team Building new product pipeline 5

Investing for Growth Technology infrastructure – iQube Expand base of Red Robin® and Red Robin’s Burger Works® restaurants 6 Up to 20 new restaurants planned for 2013

Q312 Marketing Headlines Red’s Tavern Double™ and Tavern Styles providing everyday value and increasing traffic Red Royalty™ reward program delivering profitable repeat traffic Taking Back the Bar initiatives continue to expand alcohol and non-alcohol beverage sales Oktoberfest Beer Milkshake generated national publicity 7

Adjusted Earnings Per Diluted Share 8 YTD +13.0% $0.80 $0.71 $0.70 $0.58 $0.60 $0.48 $0.52 $0.50 $0.40 $0.34 $0.28 $0.30 $0.24 $0.24 $0.16 $0.20 $0.13 $0.08 $0.10 $0.00 Q1 Q2 Q3 Q4 2010 2011 2012

Q312 Sales Highlights Q312 Q311 Change Restaurant revenue $209.8 million $202.7 million +3.5% Total co. revenue $213.3 million $206.2 million +3.4% Company-owned comp sales, net +1.1% Price/mix: +0.3% Guest counts: +08% . +1.1% Price/mix: +4.3% Guest counts: -3.2% Franchised comp sales U.S.: -0.6% Canada: +3.9% U.S.: +2.1% Canada: +4.7% Company Avg Weekly Sales / Unit* $52,780 $52,370 Company Operating Weeks* 3,959 3,870 *Excludes BurgerWorks units 9

Comparable Net Sales YTD +0.9% 5.0% 4.0% 3.1% 3.0% 2.0% 1.1% 1.1% 1.0% 0.7% 0.8% 0.0% Q311 Q411 Q112 Q212 Q312 -1.0% 10

Q312 Restaurant Results Line Item % of Rest. Sales Q312 % of Rest. Sales Q311 Favorable (Unfavorable) Cost of Goods 24.8% 25.5% 70 bps Labor 34.2% 33.6% (60 bps) Other 13.5% 14.4% 90 bps Operating Occupancy 7.8% 7.6% (20 bps) RLOP (non GAAP) 19.7% 18.8% 90 bps 11

Growing RLOP Margins YTD +90 bps 22.0% 21.2% 21.1% 21.0% 20.8% 19.8% 19.9% 20.0% 19.7% 19.0% 18.8% 18.2% 18.3% 18.0% 17.5% 17.0% 17.0% 16.0% Q1 Q2 Q3 Q4 2010 2011 2012 12

Adjusted EBITDA $ in Millions Continued growth in cash generation $40.0 $35.0 $33.6 $29.5 $30.0 $25.0 $25.0 $22.7 $23.2 $20.6 $19.4 $20.0 $20.5 $20.0 $17.3 $16.1 $15.0 $10.0 $5.0 $0.0 Q1 Q2 Q3 Q4 2010 2011 2012 13

Adjusted Net Income $ in 000s * Fiscal year 2010 adjusted net income assumes a tax benefit of 3.2% YTD +8.1% $ $12,000 $10,558 $10,000 $9,021 $8,000 $7,494 $7,748 $6,000 $5,198 $4,115 $4,000 $3,683 $3,533 $2,542 $2,048 $2,000 $1,305 $0 Q1 Q2 Q3 Q4 14

Cash Flow from Operations $ in Millions $35.0 $29.9 $29.6 $30.0 $23.9 $24.3 $25.0 $22.3 $22.6 $20.5 $18.9 $19.1 $20.0 $16.7 $15.0 $11.0 $10.0 $5.0 $0.0 Q1 Q2 Q3 Q4 2010 2011 2012 15

2012 Outlook – Financials Comparable restaurant net sales growth at or slightly above 0.5% versus prior year Open 14 new company-owned restaurants, including 4 Red Robin’s Burger Works® RLOP margin approximately 20.5% SG&A costs approximately $110 million Capital expenditures of $55 million to $60 million 16

Q312 Commodity Update Category % of Total COGS Market vs. Contract Hamburger 14.2% Market Steak Fries 11.5% Contract through 10/13 Poultry 10.7% Contract through 12/12 Produce 8.7% 80% Contract Bread 6.4% Contract through 12/12 Cheese 5.7% 20% Contact through 3/13, Contract through 12/12 Meat 4.8% on prime rib and bacon Fry oil 2.8% Contract through 6/13 17

2012: Foundational Year Continued operational discipline Pipeline of initiatives that continue to enhance value Developing new products, elevating guest experience Expanding restaurant base through new unit development 18

Appendix Adj. EBITDA Reconciliation Q3 Q3YTD $ in 000s 2012 2011 2012 2011 Net income as reported $ 3,533 $ 2,069 $21,839 $ 17,672 Adjustments to net income: Income tax expense (benefit) 1,210 (369) 6,974 1,426 Interest expense, net 1,041 1,523 4,097 4,350 Depreciation and amortization 13,284 13,006 42,468 42,751 Non-cash stock-based compensation 894 696 3,164 2,177 Executive transition and severance expense - 541 - 2,228 Asset impairment and restaurant closure costs - 1,919 - 1,919 Initial cumulative gift card breakage income - - - (438) Adjusted EBITDA $ 19,962 $ 19,385 $78,542 $ 72,085 19